BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Equity Dividend V.I. Fund

(the “Fund”)

Supplement dated April 6, 2017 to the Statement of Additional Information dated May 1, 2016, as amended or supplemented to date

Effective March 30, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Other Funds and Accounts Managed — Equity Dividend V.I.” is deleted in its entirety and replaced with the following:

Equity Dividend V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Robert M. Shearer	12	5	2	0	0	0

	$26.72 Billion	$1.56 Billion	$419.6 Million	$0	$0	$0

Tony DeSpirito	7	4	2	0	0	0

	$25.55 Billion	$1.37 Billion	$419.6 Million	$0	$0	$0

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Fund Ownership — Equity Dividend V.I.” is deleted in its entirety and replaced with the following:

Equity Dividend V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Robert M. Shearer	None
Tony DeSpirito	None

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of December 31, 2015. Information for Todd Burnside and Joseph Wolfe is as of February 28, 2017.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Geer, Kemp, Shearer, DeSpirito, Cassese, Callan, Jamieson, McGeough, Bristow, Williams, Stournaras, Balaraman and Coyle and Ms. King” is deleted in its entirety and replaced with the following:

Messrs. Kemp, Shearer, DeSpirito, Callan, Jamieson, McGeough, Bristow, Williams, Stournaras, Balaraman, Coyle, Wolfe and Burnside and Ms. King

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks

Carrie King	Basic Value V.I.	Lipper Large Cap Value Fund Classification

Joseph Wolfe	Basic Value V.I.	Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed — US Net TR Index; FTSE World US TR in GBP Terms; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); Morningstar US Flex-Cap Equity Classification; Morningstar Large Blend Classification; Investment Association North America Classification; Morningstar Large Growth Classification; Morningstar Large Value Classification; Lipper Options Arbitrage/Opt Strategies Funds Classification; MSCI All Country (AC) Americas Index; Russell 1000 Value TR Customized Index Performance Benchmark JPY; MSTAR US Large-Cap Value Equity

Lawrence Kemp	Capital Appreciation V.I. Large Cap Growth V.I.	Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

Robert M. Shearer Tony DeSpirito	Equity Dividend V.I.	Lipper Equity Income and Lipper Global Natural Resources classification

Portfolio Manager	Funds Managed	Applicable Benchmarks

Thomas Callan, CFA Ian Jamieson, CFA Simon McGeough	Global Opportunities V.I.	Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification

James Bristow, CFA Gareth Williams, CFA	International V.I.	MSCI AC World; MSCI World GDR; MSCI AC World ex-USA; MSCI AC World IT NDR; MSCI World Financials

Murali Balaraman John Coyle	Value Opportunities V.I.	Lipper Global Small-/Mid-Cap Fund classification; Morningstar Global Small-Cap Equity Fund classification; Lipper Small-Cap Value Fund classification; Lipper Mid-Cap Value Fund classification

Peter Stournaras, CFA	Large Cap Core V.I. Large Cap Growth V.I. Large Cap Value V.I.	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.

Todd Burnside	Large Cap Core V.I. Large Cap Growth V.I. Large Cap Value V.I.	Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed — US Net TR Index; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); Morningstar US Flex-Cap Equity Classification; Morningstar Large Blend Classification; Investment Association North America Classification; Morningstar Large Growth Classification; Morningstar Large Value Classification; Lipper Options Arbitrage/Opt Strategies Funds Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The second and third paragraphs in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation” are deleted in their entirety and replaced with the following:

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mdmes. Aguirre, Hsui and King and Messrs. Balaraman, Bristow, Burnside, Coyle, Delbos, DeSpirito, Gates, Green, Jue, Keenan, Mason, McGeough, Miller, Rieder, Savage, Shearer and Wolfe have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Burnside, Callan, Chamby, Christofel, Clayton, Coyle, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jamieson, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, McGeough, Miller, Rieder, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Wolfe are eligible to participate in the deferred compensation program.

The second paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Other compensation benefits” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Burnside, Callan, Chamby, Christofel, Clayton, Coyle, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jamieson, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, Miller, McGeough, Rieder, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Wolfe are eligible to participate in these plans.

Shareholders should retain this Supplement for future reference.

SAI-VAR-EDVI-0417SUP